Discontinued Operations	12 Months Ended
Mar. 31, 2019
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

NOTE 18: — DISCONTINUED OPERATIONS

a.

During 2010, the Company’s Management decided to sell its Irish facility, which was sold in July 2017 for $946.  The results of operations of the Irish facility were classified as discontinued operations in the Consolidated Statements of Operations.  The subsidiary was dissolved as of January 2018.

b.	The following is the detail of discontinued operations:

	Year ended March 31,
	2019	2018	2017
Sales, net	$—	$—	$—
Cost of sales	—	(103)	(172)
Gross loss	—	(103)	(172)
Operating expenses:
Research and development	—	(30)	—
Selling, marketing, general and administrative	—	(169)	(142)
Operating loss	—	(302)	(314)
Financial (expenses) income, net	—	113	(67)
Other income, net	—	(146)	29
Loss before income taxes	—	(335)	(352)
Net loss from discontinued operations	$—	$(335)	$(352)